EXECUTION COPY ___________________________________________________ ALLEGIANT GUARANTEE AGREEMENT dated as of September 30, 2022 between ALLEGIANT TRAVEL COMPANY as Guarantor and BANK OF UTAH not in its individual capacity but solely as Security Trustee for the Lenders ___________________________________________________

TABLE OF CONTENTS Page i SECTION 1. THE GUARANTEE .............................................................................................. 1 SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR............. 3 SECTION 3. COVENANTS OF THE GUARANTOR .............................................................. 4 SECTION 4. MISCELLANEOUS .............................................................................................. 6 SECTION 5. REORGANIZATION OF PAYMENT OBLIGATION ........................................ 7 SECTION 6. NO SET-OFF ......................................................................................................... 8

ALLEGIANT GUARANTEE AGREEMENT ALLEGIANT GUARANTEE AGREEMENT dated as of September 30, 2022 (this “Agreement”) is between ALLEGIANT TRAVEL COMPANY, a corporation organized under the laws of the State of Nevada (the “Guarantor”) and BANK OF UTAH, not in its individual capacity but solely as Security Trustee on behalf of the Lenders (together with its successors and assigns, the “Security Trustee”), under that certain PDP Credit Agreement dated as of September 30, 2022 (as at any time modified, supplemented and amended, the “Credit Agreement”) among Allegiant Air, LLC, a Nevada limited liability company (the “Borrower”), the Security Trustee, each of the lenders party thereto, as Lenders (the “Lenders”) and Landesbank Hessen-Thüringen Girozentrale, as agent for the Lenders (the “Facility Agent”). Unless otherwise defined herein, defined terms used herein shall have the meanings ascribed to such terms in the Credit Agreement. W I T N E S S E T H: WHEREAS, the Borrower, the Lenders, the Facility Agent and the Security Trustee have entered or will enter into certain of the Credit Agreement and the other Operative Documents to which each of them is or will be a party; WHEREAS, the Guarantor wishes, in furtherance of its corporate purposes and in order to induce the Lenders to enter into the transaction contemplated by the Credit Agreement, to guarantee, whether scheduled or contingent, liquidated or undetermined, now or hereafter existing (including all such amounts which would become due but for the operation of the automatic stay under section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b): (i) prompt payment by the Borrower in full when due of all amounts payable pursuant to the Credit Agreement and the other Operative Documents and (ii) complete performance by the Borrower of its agreements in the Credit Agreement and the other Operative Documents (all the foregoing obligations being collectively referred to herein as the “Guaranteed Obligations”) and, in order to guarantee the Guaranteed Obligations, is executing and delivering this Agreement; and NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in order to induce the Lenders to enter into the transaction contemplated by the Credit Agreement, the Guarantor covenants and agrees with the Security Trustee, on behalf of the Lenders, as follows: Section 1. The Guarantee. (a) The Guarantor absolutely, irrevocably and unconditionally guarantees, as primary obligor and not merely as surety, the due and punctual payment in full, observance and performance of the Guaranteed Obligations (whether on stated due dates, by acceleration or otherwise), the foregoing guarantee (in respect of payment obligations) constituting hereby a guarantee of payment and not of collection. (b) The Guarantor hereby irrevocably waives (v) any right of subrogation, (w) notice of acceptance hereof, and of any action taken or omitted in reliance hereon,

2 (x) presentment for payment, observance or performance upon the Borrower, demand of payment, observance or performance from the Borrower, protest or notice to the Borrower of failure to pay, observe or perform or notice to the Guarantor of any default in the payment, observance or performance by the Borrower of any Guaranteed Obligations, except as otherwise expressly stated herein, (y) any requirement of diligence or promptness on the part of the Security Trustee or the Lenders in making demand, commencing suit or exercising any other right or remedy under any of the Operative Documents and (z) any right to require the Security Trustee or the Lenders to exercise any right or remedy against the Borrower or any other Person or entity prior to enforcing any right of the Security Trustee or the Lenders against the Guarantor hereunder. (c) The obligations of the Guarantor hereunder shall be absolute, unconditional and continuing under any and all circumstances and shall be performed by the Guarantor regardless of (a) whether the Borrower, the Guarantor, the Lenders, the Facility Agent or the Security Trustee shall have taken or failed to take any steps to collect or enforce any obligation or liability from the Borrower, or shall have otherwise exercised or failed to exercise any rights, powers or remedies under any of the Operative Documents against the Borrower and shall in no way be affected or impaired by (and no notice to the Guarantor shall be required in respect of) any compromise, waiver, settlement, release, extension, change in or modification of any of the Guaranteed Obligations, (b) the disaffirmance or rejection or purported disaffirmance or purported rejection of any of the Operative Documents in any insolvency, bankruptcy or reorganization proceedings relating to the Borrower, (c) any law, regulation or decree now or hereafter in effect which might in any manner affect any of the terms or provisions of any of the Operative Documents or any of the Security Trustee’s, Facility Agent’s or Lender’s rights, powers or remedies thereunder as against the Borrower or which might cause or permit to be invoked any alteration in the time, amount, manner of payment or performance of any of the obligations and liabilities of the Borrower, (d) any failure of the Borrower to comply with the requirements of any federal, state or local law, regulation or order of any political subdivision or agency thereof, (e) the occurrence and continuance of any Default or Event of Default, (f) the merger or consolidation of the Borrower into or with any corporation or other entity or the sale by the Borrower of all or any part of its assets, (g) whether the Security Trustee, Facility Agent or Lenders shall have taken or failed to take any steps to mitigate damages, (h) any other circumstance which might otherwise constitute a defense available to or a discharge of the Borrower in respect of its obligations or liabilities under any of the Operative Documents, or (i) any other act or omission to act by the Security Trustee or any other Person or entity or any other circumstances whatsoever (with or without notice to or the knowledge of the Guarantor), whether similar or dissimilar to the foregoing, which may or might in any manner or to any extent vary the risk of the Guarantor, or otherwise constitute a legal or equitable discharge of a surety or the Guarantor; it being the purpose and intent of the Guarantor and the Security Trustee that this Agreement and the obligations and liabilities of the Guarantor hereunder shall be absolute, unconditional and continuing under any and all circumstances and shall not be discharged except by payment, observance and performance in full of all the Guaranteed Obligations. (d) Notwithstanding anything to the contrary contained in this Section 1, (i) the Guarantor may assert as a defense to any claim by the Facility Agent, the Security Trustee or any Lender for payment or performance of the Guaranteed Obligations any valid defense, claim,

3 set-off or deduction which the Borrower could reasonably have asserted against such party in respect of such claim as the borrower under the Credit Agreement to the extent that such claim made by the Facility Agent, the Security Trustee or any Lender was not available to be made by the Facility Agent, the Security Trustee or any Lender under the Credit Agreement; provided, that for the avoidance of doubt, the Guarantor may not assert such defense to the extent that any defense, claim, set-off or deduction available to the Borrower is only made available under any insolvency, bankruptcy or reorganization proceedings relating to the Borrower and (ii) to the extent that the Borrower is relieved of any of the Guaranteed Obligations under the terms of any of the Operative Documents other than in connection with an insolvency, bankruptcy or reorganization proceedings, or any of the Guaranteed Obligations are compromised, settled, waived, released or extended in a writing signed by the party making such claim, or the terms of any of the Guaranteed Obligations or of the Operative Documents in respect thereof are validly amended or modified other than in connection with an insolvency, bankruptcy or reorganization proceedings, the Guarantor shall be similarly relieved of its corresponding liabilities and obligations with respect to such Guaranteed Obligations and/or shall be entitled to the benefit of any such compromise, settlement, waiver, release, extension, amendment or modification. (e) The Guarantor agrees to pay all costs and expenses (including, without limitation, attorneys’ fees and expenses) incurred in connection with the enforcement of the obligations of the Borrower after the occurrence and during the continuance of an Event of Default, to the extent that such costs and expenses are not paid by the Borrower or otherwise and in connection with the enforcement of the obligations of the Guarantor under this Agreement after the occurrence and during the continuance of an Event of Default. (f) If any payment of any Guaranteed Obligations is rescinded or must otherwise be returned by the Security Trustee, the Facility Agent or any Lender as a result of any law or an order issued in a bankruptcy or insolvency proceeding relating to the Borrower or otherwise, the amount so repaid shall not be deemed to have been paid and shall be deemed to be outstanding and the guarantee of the Guarantor hereunder in respect of such payment shall be reinstated and shall remain in full force and effect. Section 2. Representations and Warranties of the Guarantor. The Guarantor hereby represents and warrants to the Security Trustee that: (a) The Guarantor is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada, is qualified to do business in each jurisdiction where the failure to be so qualified could have a materially adverse effect on the Guarantor’s business, operations or condition (financial or otherwise) or on its ability to perform its obligations hereunder, and has the corporate power and authority, and all licenses, rights, permits, certificates, franchises and other privileges, necessary to carry on its business as presently conducted and to perform its obligations under this Agreement. (b) The execution, delivery and performance by the Guarantor of this Agreement has been duly authorized by all necessary corporate action on the part of the Guarantor, does not require any approval of the shareholders of the Guarantor, and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by the Guarantor with any, nor the Guarantor’s performance of all, of the terms and

4 provisions hereof will contravene or has contravened any judgment or order applicable to or binding on it or any applicable law or conflict with, result in any breach of, or constitute any default under, its organizational documents or conflict with, result in the creation of a lien under, or require the consent of any trustee or creditor pursuant to, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, bank loan or credit agreement or other agreement or instrument to which the Guarantor is a party or by which it or any of its assets may be bound. (c) This Agreement has been duly executed and delivered by the Guarantor, and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with the terms hereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). (d) There are no actions, suits or proceedings pending or, to the best of the Guarantor’s knowledge after due inquiry, threatened in any court or before any regulatory commission, board or administrative or other Governmental Authority against or affecting the Guarantor which could have a materially adverse effect on its ability to enter into or perform its obligations under this Agreement or on the condition (financial or otherwise), operations, business or prospects of the Guarantor. (e) The Guarantor is in material compliance with all applicable laws in all applicable jurisdictions, the violation of which could have a material adverse effect on the properties, business, prospects, profits or condition of the Guarantor. (f) The Guarantor is solvent and will not be rendered insolvent by the consummation of the transactions contemplated by the Operative Documents, including, without limitation, this Agreement; after such consummation, the capital of the Guarantor will not be unreasonably small for the conduct of the business in which the Guarantor is engaged or is about to engage; the Guarantor has no intention or belief that it is about to incur debts beyond its ability to pay as they mature; and the Guarantor’s participation in such transactions is made without any intent to hinder, delay or defraud either present or future creditors of the Guarantor, and none of the transactions contemplated by the Operative Documents to which the Guarantor is a party is void or voidable at the behest of any creditor of the Guarantor. (g) The financial statements of the Guarantor for the fiscal year ending December 31, 2021 (i) were prepared in accordance with GAAP consistently applied (except as may be indicated in the notes thereto or as permitted by Form 10-Q in the case of interim unaudited consolidated financial statements) and (ii) fairly represent in all material respects the consolidated financial condition and operations of the Guarantor as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated therein. (h) Since December 31, 2021, there has been no material adverse change in the financial condition or prospects of the Guarantor.

5 (i) The Borrower is a wholly-owned consolidated subsidiary of the Guarantor. (j) It is in the best interests of the Guarantor to execute this Guarantee, inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Loans made by the Lenders and the Guarantor agrees that the Lenders are relying on this representation in agreeing to make such Loans. Section 3. Covenants of the Guarantor. The Guarantor hereby covenants in favor of the Security Trustee as follows: (a) The Guarantor shall not take any action to cause the Borrower not to comply, or to prohibit the Borrower from complying, with its covenants, agreements and undertakings set forth in the Operative Documents to which the Borrower is or will become a party. (b) From time to time the Guarantor agrees that it will do all such acts, execute, acknowledge and deliver all such instruments and make all filings and recordings in all jurisdictions as it shall be reasonably requested by the Security Trustee to do or execute for the purpose of fully carrying out and effectuating this Agreement and the intent hereof. (c) The Guarantor shall not, and shall not permit the Borrower to, liquidate, dissolve or consolidate with or merge into or with any other Person without the prior written consent of the Security Trustee (acting on behalf of the Lenders). (d) The Guarantor shall not at any time institute against the Borrower or cause the Borrower to make a voluntary filing or consent to an involuntary filing with respect to itself in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any other Insolvency Proceeding. (e) The Guarantor shall provide to the Security Trustee: (i) as soon as practicable and in any event within 120 days after the end of each fiscal year of the Guarantor, audited consolidated statements of income and cash flows and an audited consolidated statement of stockholders’ equity of the Guarantor and its subsidiaries for such year, and a consolidated balance sheet of such Person and its subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Guarantor and its subsidiaries on a consolidated basis in accordance with GAAP consistently applied (except for inconsistencies required by changes to GAAP and changes approved by such accountants in accordance with GAAP); provided, that compliance with the above shall be satisfied by the timely filing of 10K and 10Q statements with the Securities and Exchange Commission; and

6 (ii) as soon as practicable and in any event within 90 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year of the Guarantor beginning after December 31, 2021, consolidated statements of income, stockholders’ equity and cash flows of the Guarantor and its subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Guarantor and its subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and presenting fairly in all material respects the financial condition and results of operations of the Guarantor and its Subsidiaries, certified by the Guarantor’s chief executive officer or chief financial officer as having been prepared on a consolidated basis in accordance with GAAP consistently applied (except for inconsistencies required by changes to GAAP and changes approved by the accountants referred to in clause (i) above in accordance with GAAP), subject to normal year-end audit adjustments and the absence of footnotes; provided, that compliance with the above shall be satisfied by the timely filing of 10K and 10Q statements with the Securities and Exchange Commission. (f) Subject to the terms of this Agreement, the Guarantor will maintain 100% of the direct or indirect ownership interests in the Borrower. (g) The Guarantor shall keep adequate records and books of account concerning the Borrower, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied. Section 4. Miscellaneous. (a) Except as expressly otherwise provided herein, all notices, requests, demands or other communications to or upon the Security Trustee, or the Guarantor shall be deemed to have been duly given or made when given pursuant to the terms of the Credit Agreement, with all notices to the Guarantor being sent to: Allegiant Travel Company 1201 North Town Center Drive Las Vegas, Nevada 89144 Attn: Mr. Robert Neal, Sr.Vice President Corporate Finance and Treasurer Telephone: (702) 830-8039 Email: DebtServicing@AllegiantAir.com (b) Neither the Lenders, the Facility Agent nor the Security Trustee shall by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach by the Guarantor of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Security Trustee, the Facility Agent or the Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Security Trustee, the Facility Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Security Trustee, the Facility Agent or any

7 Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law. No waiver of any of the terms and conditions of this Agreement and no notice to or demand on the Guarantor or the Borrower in any case shall entitle the Guarantor or the Borrower to any other or further notice or demand in similar or other circumstances or constitute the waiver of the rights of the Security Trustee, the Facility Agent or any Lender to any other or further action in any circumstances without notice or demand. (c) THIS AGREEMENT SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. (d) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, the non-exclusive jurisdiction of the courts of the State of New York sitting in the City and County of New York and to the non-exclusive jurisdiction of the U.S. District Court for the Southern District of New York, in any action or proceeding arising out of or relating to this Agreement, or the transactions contemplated hereby. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement against another party or its properties in the courts of any jurisdiction. (e) The Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (d) of this Section 4. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (f) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN. (g) If any provision hereof should be held invalid, illegal, or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law, (i) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Security Trustee in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Guarantor hereby waives any provision of law which would render any provision hereof prohibited or unenforceable in any respect.

8 (h) No amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing specifically identifying this Agreement and the provision intended to be amended, modified, waived, terminated or discharged and is signed by each of the Security Trustee (being duly authorized to bind the Lenders thereto, evidence of which to be supplied by the Security Trustee upon any such execution by the Security Trustee) and the Guarantor, and each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by the Security Trustee and the Guarantor. (i) This Agreement shall be binding upon the Guarantor, its successors and permitted assigns, and shall inure to the benefit of the Security Trustee, on behalf of the Lenders, and be enforceable by the Security Trustee and its successors and assigns; provided that, the Guarantor shall not assign any of its obligations hereunder without the prior written consent of the Security Trustee. This Agreement shall not be deemed to create any right in any Person or entity nor be construed in any respect to be a contract in whole or in part for the benefit of any Person or entity except as provided herein. Section 5. Reorganization of Payment Obligation. If, as a result of any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding with respect to, or affecting the status, existence, assets or obligations of the Borrower, the amount or timing of any payment, observance or performance of any Guaranteed Obligations shall be discharged, adjusted, rescheduled, rearranged or otherwise becomes payable in an amount or at a time, other than as specifically provided for in the Operative Documents, the Guarantor specifically agrees, as a primary obligation, to pay, observe and perform such Guaranteed Obligations at the time and in the amount such payment, observance or performance would have become due in accordance with the terms of the Operative Documents if such insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding had not occurred. Section 6. No Set-Off. The obligations of the Guarantor hereunder shall not be released, discharged or otherwise affected by the existence of any claim, set-off, defense, or other right that the Guarantor may have at any time and from time to time against the Security Trustee, the Facility Agent, the Lenders or any other Person or entity, whether in connection herewith or with any related or unrelated transaction. * *

IN WITNESS WHEREOF, each of the Guarantor and the Security Trustee has caused this Allegiant Guarantee Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written. ALLEGIANT TRAVEL COMPANY, as Guarantor By: Name: Title: BANK OF UTAH, not in its individual capacity but solely as Security Trustee By: Name: Title: